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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 30, 2007

                    LB-UBS Commercial Mortgage Trust 2007-C7
                       (Exact name of the Issuing Entity)

                   Structured Asset Securities Corporation II
             (Exact name of Registrant as specified in its charter)

   Lehman Brothers Holdings Inc., UBS Real Estate Securities Inc. and KeyBank
                              National Association
       (Exact name of Sponsors as specified in their respective charters)

               Delaware               333-141638-04        82-0569805
     (State or Other Jurisdiction      (Commission        (IRS Employer
    of Incorporation of Registrant)    File Number)   Identification No. of
                                                            Registrant)

              745 Seventh Avenue, New York, New York       10019
             (Address of Principal Executive Offices)    (Zip Code)

Registrant's telephone number, including area code (212) 526-7000

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

(a) Financial statements of businesses acquired:

     Not applicable.

(b) Pro forma financial information:

     Not applicable.

(c) Shell Company Transactions:

     Not applicable.

(d) Exhibits:

Exhibit No.     Description
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1.1             Underwriting Agreement dated as of November 24, 2007 between
                Structured Asset Securities Corporation II as seller, Lehman
                Brothers Inc., UBS Securities LLC and Wachovia Capital Markets,
                LLC, as underwriters and confirmed and agreed to as to certain sections by each of Lehman Brothers Holdings Inc., UBS Real
                Estate Securities Inc. and KeyBank National Association as
                mortgage loan sellers.

4.1             Pooling and Servicing Agreement dated as of November 12, 2007 between Structured Asset Securities Corporation II as depositor,
                Wachovia Bank, National Association as master servicer, LNR
                Partners, Inc. as special servicer and LaSalle Bank National
                Association as trustee.

4.2             Innkeepers Pooling and Servicing Agreement dated as of August
                13, 2007 between Structured Asset Securities Corporation II as depositor, Wachovia Bank, National Association as master
                servicer, Midland Loan Services, Inc. as special servicer and
                LaSalle Bank National Association as trustee. (1)

4.3             Sears Tower Pooling and Servicing Agreement dated as of April
                11, 2007 between Structured Asset Securities Corporation II as depositor, Wachovia

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(1)  Incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K
     (File No. 333-141638-03) filed with the Commission on September 14, 2007.

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                 Bank, National Association as master servicer, LNR Partners,
                 Inc. as special servicer and LaSalle Bank National Association as trustee. (2)

5.1, 8.1, 23.1   Tax and Legality Opinion of Thacher Proffitt & Wood LLP,
                 together with consent of Thacher Proffitt & Wood LLP (included as part of Exhibit 5.1 and Exhibit 8.1).

99.1             LBHI/Registrant Mortgage Loan Purchase Agreement dated as of
                 November 20, 2007 between Lehman Brothers Holdings Inc. as seller and Structured Asset Securities Corporation II as
                 purchaser.

99.2             UBS/Registrant Mortgage Loan Purchase Agreement dated as of
                 November 20, 2007 between UBS Real Estate Securities Inc. as seller and Structured Asset Securities Corporation II as
                 purchaser.

99.3             Key/Registrant Mortgage Loan Purchase Agreement dated as of
                 November 20, 2007 between KeyBank National Association as
                 seller and Structured Asset Securities Corporation II as
                 purchaser.

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(2)  Incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K
     (File No. 333-129844-06) filed with the Commission on May 25, 2007

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 13, 2007

                                            STRUCTURED ASSET SECURITIES
                                            CORPORATION II

                                               By: /s/ David Nass
                                                   -----------------------------
                                                   Name: David Nass
                                                   Title: Senior Vice President

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                                  EXHIBIT INDEX

                   The following exhibits are filed herewith:

Exhibit No.

1.1             Underwriting Agreement dated as of November 24, 2007 between
                Structured Asset Securities Corporation II as seller, Lehman
                Brothers Inc., UBS Securities LLC and Wachovia Capital Markets,
                LLC, as underwriters and confirmed and agreed to as to certain sections by each of Lehman Brothers Holdings Inc., UBS Real
                Estate Securities Inc. and KeyBank National Association as
                mortgage loan sellers.

4.1             Pooling and Servicing Agreement dated as of November 12, 2007 between Structured Asset Securities Corporation II as depositor,
                Wachovia Bank, National Association as master servicer, LNR
                Partners, Inc. as special servicer and LaSalle Bank National
                Association as trustee.

4.2             Innkeepers Pooling and Servicing Agreement dated as of
                August 13, 2007 between Structured Asset Securities
                Corporation II as depositor, Wachovia Bank, National
                Association as master servicer, Midland Loan Services, Inc.
                as special servicer and LaSalle Bank National Association as trustee. (1)

4.3             Sears Tower Pooling and Servicing Agreement dated as of April
                11, 2007 between Structured Asset Securities Corporation II as depositor, Wachovia Bank, National Association as master
                servicer, LNR Partners, Inc. as special servicer and LaSalle
                Bank National Association as trustee. (2)

5.1, 8.1, 23.1  Tax and Legality Opinion of Thacher Proffitt & Wood LLP,
                together with consent of Thacher Proffitt & Wood LLP (included as part of Exhibit 5.1 and Exhibit 8.1).

99.1            LBHI/Registrant Mortgage Loan Purchase Agreement dated as of
                November 20, 2007 between Lehman Brothers Holdings Inc. as seller and Structured Asset Securities Corporation II as
                purchaser.

99.2            UBS/Registrant Mortgage Loan Purchase Agreement dated as of
                November 20, 2007 between UBS Real Estate Securities Inc. as seller and Structured Asset Securities Corporation II as
                purchaser.

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(1)  Incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K
     (File No. 333-141638-03) filed with the Commission on September 14, 2007.

(2)  Incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K
     (File No. 333-129844-06) filed with the Commission on May 25, 2007

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99.3             Key/Registrant Mortgage Loan Purchase Agreement dated as of
                 November 20, 2007 between KeyBank National Association as
                 seller and Structured Asset Securities Corporation II as
                 purchaser.

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